I NVESTOR P RESENTATION March 2018 Exhibit 99.1

DISCLAIMER

NO OFFER OR SOLICITATION
This presentation is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction (as defined below) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication relates to a proposed business combination (the "Proposed Transaction") between Easterly Acquisition Corp. ("Easterly") and JH Capital Group Holdings, LLC ("JH Capital" or "JHC") and may be deemed to be solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, Easterly filed with the SEC a preliminary proxy statement. When completed, Easterly will mail a definitive proxy statement to its stockholders in connection with Easterly's solicitation of proxies for the special meeting of Easterly stockholders to be held to approve the Proposed Transaction and related transactions. This presentation does not contain all the information that should be considered concerning the Proposed Transaction, including relevant risk factors included in the preliminary proxy statement and that will be included in the definitive proxy statement. It is not intended to provide the basis for any investment decision or any other decision in respect to the Proposed Transaction. Easterly stockholders and other interested persons are advised to read Easterly's preliminary proxy statement, the amendments thereto, and the definitive proxy statement (including any documents incorporated by reference therein) when available, as these materials will contain important information about JH Capital, Easterly, and the Proposed Transaction. A copy of the definitive proxy statement will be sent when available to all stockholders of Easterly seeking the required stockholder approvals. Investors and stockholders can obtain free copies of the preliminary proxy statement and other documents filed with the SEC by Easterly through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the preliminary proxy statement from Easterly by accessing Easterly's website at www.easterlyacquisition.com.

CERTAIN INFORMATION
This presentation includes information based on independent industry publications and other sources. Although we believe that the data presented is reliable, we have not independently verified such information. You should not construe the contents of this presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial or other matters contained herein. None of Easterly, JHC, nor any of their respective affiliates, directors, officers, management, employees, representatives and advisors makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained herein, or any other information (whether communicated in written or oral form) transmitted or made available to you. Recipients of the this presentation will be deemed to expressly disclaim any and all liability of any of the foregoing persons relating to or resulting from the use of this presentation or such other information (including without limitation, any market analysis and financial projections that may be contained herein or provided in connection herewith) by you or any of your directors, partners, officers, employees, affiliates, agents and representatives.

PARTICIPANTS IN SOLICITATION
Easterly and JH Capital, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Easterly stockholders in respect of the Proposed Transaction. Information about the directors and executive officers of Easterly and JH Capital and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, are set forth in Easterly's preliminary proxy statement. Investors may obtain additional information about the interests of such participants by reading such proxy statement.

FORWARD-LOOKING STATEMENTS
This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the Proposed Transaction and any other statements relating to future results, strategy and plans of Easterly and JH Capital (including certain projections and business trends, and statements which may be identified by the use of the words "plans," "expects" or "does not expect," "estimated," "is expected," "budget," "scheduled," "estimates," "forecasts," "intends," "anticipates" or "does not anticipate," or "believes," or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might", "projects", "will" or "will be taken", "occur" or "be achieved"). Forward-looking statements are based on the opinions and estimates of management of Easterly or JHC, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For JH Capital, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, amount of redemptions, its business strategy and plans, fluctuations in debt purchasing, investigations or enforcement actions by governmental authorities; individual and class action lawsuits, the result of future financing efforts and its dependence on key personnel. For Easterly, factors include, but are not limited to, the successful combination of Easterly with JH Capital's business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Easterly's performance to differ materially is included in Easterly's periodic reports filed with the SEC, including but not limited to Easterly's Form 10-K for the year ended December 31, 2016 and subsequent Forms 10-Q. Copies may be obtained by contacting Easterly or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Easterly undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PROJECTIONS
Any estimates, forecasts or projections set forth in this presentation have been prepared by JH Capital and/or Easterly management in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis as well as risks (many of which are beyond our control). As such, no representation can be made as to the attainability of our forecasts and projections. Investors are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles. For a listing of risks and other factors that could impact our ability to attain our projected results, please see "Forward-Looking Statements" above.

USE OF NON-GAAP FINANCIAL MEASURES
This communication includes non-GAAP financial measures. Definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included elsewhere in this communication.

HISTORICAL FINANCIAL DATA
The historical financial data of JH Capital included herein is preliminary and has not been audited by an independent registered public accounting firm. There is a risk that this unaudited historical financial data of JH Capital may contain errors that might have been detected in an audit and such financial information may not be reflective of JH Capital's historical results for those periods. Any differences between the financial information presented for these unaudited periods and JH Capital's actual historical results may be material. The combined company intends to file audited financial statements of JH Capital for the years ending December 31, 2015 and December 31, 2016 in a Current Report on Form 8-K within four business days of the closing. Accordingly, you are cautioned not to place undue reliance on such information that may not necessarily be indicative of JH Capital's actual financial position or results of operations.

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3 T ABLE OF C ONTENTS Introduction & Market Conditions 4 Debt Purchasing and Collections 9 Advocacy and Lending Services 16 Transaction Overview and Timing 27 Appendix 30 Consolidated Financial Overview 19

I NTRODUCTION & M ARKET C ONDITIONS

INVESTMENT HIGHLIGHTS

Large Market Opportunity	Optimal time for countercyclical debt buying as credit trends normalize and consumer credit continues to increase
Diversified Product Suite	Unique end-to-end platform involved at every stage of the distressed credit cycle from default to rehabilitation
Predictable Earnings	High level of earnings visibility generated by entering forward flow agreements to purchase debt from major financial institutions
Focus on Compliance	Industry-leading compliance effort with no material issues to date
Proven Team	Seasoned management team composed of entrepreneurs with over 70 years of combined industry experience at banks, consumer finance businesses, and debt buyers
Strong Track Record	Purchased >$6.7bn face value; collections have averaged 2.4x gross MOIC[(1)]
Significant Discount	Offered to market at ~64% discount to PRA Group on Price / 2018E[(2)]

Source: JH Capital provided materials, CapitalIQ. Market data as of March 7, 2018.
(1) Since inception; excludes subprime historical portfolio purchases, which have been phased out of JH's future purchasing strategy. (2) Represents 2018E Economic Earnings for JH Capital and 2018E GAAP earnings for PRA Group.

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A Unique End-to-End Solution

JH Capital, a leading buyer of distressed debt with complementary collection, settlement, and lending businesses, provides end-to-end solutions throughout the consumer credit lifecycle

Debt Purchasing and Collections

Buying
48% of 2018E Revenue

- Selectively buys charged-off consumer debt from lenders at steep discounts
- Approved buyer with all top debt sellers

PORTFOLIO DEBT EQUITIES

CMAX FINANCE

Collecting
18% of 2018E Revenue

- Supports internal debt buying business and collects on behalf of third parties
- Nationally licensed agency and mortgage servicer, with capacity for 1,000+ collectors

CREDITCONTROL℠

Advocacy and Lending Services

Settling
26% of 2018E Revenue

- Helps consumers negotiate debt reduction with lenders
- 240+ seasoned consumer advocates

CENTURY

Lending
8% of 2018E Revenue

- Lends to cured borrowers to repay restructured debt
- Provides attractive risk-adjusted returns across JH Capital platform

NEW CREDIT AMERICA

JH CAPITAL GROUP Easterly Acquisition
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7 O PERATIONAL E DGE JH Capital differentiates itself from competition through its philosophical approach to customers, proprietary data, technology architecture, and operational flexibility 2 4 1 Data Proprietary, non - public data aggregated through purchased portfolios, rediscount lending operations, and its advocacy business has produced insights leading to collection results superior to peers Technology Using the data in an automated way, scoring consumers based on data collected on calls to understand customer behavior Operations Utilizes different collection strategies for different consumers within each pool and adjusts in real time. The investment to develop this operational infrastructure is significant Philosophy Consumer - friendly and human approach 3 Yields faster velocity and higher Net IRR

Improved Industry Outlook in the Trump Era

Investor sentiment around additional pro-business policies of Trump administration, tax reform, and moderated regulatory burden on financials has led to a substantial rally in consumer finance valuations

Debt Recovery in 2018 and Beyond

Key Drivers of Multiple Expansion

- Favorable macro trends
  - Increase in overall credit card debt (+ for supply)
  - Expected credit normalization (+ for supply)
  - Potential return of major sidelined sellers (+ for supply)
  - Supportive debt and equity capital markets (+ for growth)
  - Favorable pricing dynamics (+ for profitability)
- Trump administration's pro business agenda

Mick Mulvaney and the CFPB

> *"The CFPB is one of the most — if not the most — powerful federal agencies in existence. If I am going to run a government agency like that, I am going to do it with humility toward those we serve, prudence in the exercise of our authority and respect for the law."*
> - USA Today, February 13, 2018

- Expected to somewhat shift tone at the top in the pro-business direction while maintaining mission of protecting consumers' rights
- Substantial rulemaking activity is highly unlikely
- Unclear deadline and political support to roll out updated regulation for debt recovery industry, ANPR (original deadline was Sep 2017)
  - New rules are expected to focus more on consumer disclosure versus severely restraining and penalizing incumbents

Price Performance Since Election…



Price appreciation since 11/8/16
Debt Recovery
Non-Prime Specialty Finance
Specialty Finance Banks
142%
46%
142%
105%
87%
55%
-6%
43%
34%
34%
26%
encore
PRA Group
Discover
synchrony

…Has Rerated the Sector



Price / Forward EPS(1)
11/8/16
Current
Debt Recovery
Non-Prime Specialty Finance
Specialty Finance Banks
16.2x
6.9x
8.4x
3.3x
12.0x
7.5x
11.9x
6.3x
7.2x
4.4x
5.7x
3.7x
4.4x
4.1x
12.1x
10.8x
9.1x
8.1x
8.9x
8.7x
8.5x
8.6x
PRA Group
encore
Discover
synchrony

Source: JH Capital provided materials, CapitalIQ. Market data as of March 7, 2018.
(1) Defined as Price / 2018E Earnings at 11/8/16 and Price / 2019E Earnings currently.

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D EBT P URCHASING AND C OLLECTIONS

10 5.1% 4.6% 4.1% 2.6% 1.8% 15.1% 9.0% 8.0% 5.5% 6.0% 5.4% 4.9% 3.0% 2.1% 14.7% 9.4% 8.3% 6.7% ADS SYF COF JPM AXP WRLD RM LC OMF 2016 2017 R OBUST I NDUSTRY F UNDAMENTALS Normalization of Credit Creates Supply… …While Positive Macroenvironment Drives Collections  Credit card debt recently topped $1 trillion, returning to pre - Great Recession levels  Subprime lending reemerging in recent years with lenders increasingly taking on risker borrowers as they look for growth and yield  Loosening of credit standards and overspending driving a normalization in credit losses Debt buyers are positioned to benefit from positive supply dynamics as consumer credit normalizes Positive Supply Dynamics High Barriers to Entry Outsized Returns Source: Company filings (2017 10 - K), SNL Financial, FactSet, Federal Reserve. D ata as of most recent available date. 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% Dec-08 Oct-10 Aug-12 May-14 Mar-16 Dec-17 Debt - to - Income Unemployment Rate Unemployment Rate Debt-to-Income 4.3% 10.3% Credit Card Lenders Consumer Lenders Net Charge - Off Rate Change in collections practices

11 M ARKET E XPECTED TO G ROW S UBSTANTIALLY Face Value of Charged - off Credit Card Debt Available for Sale  Currently sidelined issuers Bank of America, JP Morgan Chase, and Wells Fargo have not been selling charged - off debt for over 4 years, but are expected to return to the market in the near future  Their return will present an opportunity for well - capitalized debt buyers to grow materially overnight  JH Capital is an approved buyer with all current sellers, and is well - positioned with each of the sidelined sellers Market size expected to more than triple when “Big 3” (1) debt sellers come back online and credit normalizes ($ in billions) Source: Company filings, SNL Financial, Federal Reserve, FactSet. Financial data as of most recent available. (1) Includes BAC, JPM, and WFC. (2) Reflects estimated face value of 2017 charged - off credit card debt less recoveries. (3) Refl ects cumulative face value of charged - off credit card debt less recoveries of BAC, JPM, and WFC since they stopped selling debt to third parties ~5 years ago. (4) Assumes increase in net ch arg e - off rate to 4.6%, based on 30 - year historical average net charge - off rate on credit card loans of the top 100 banks by assets. Assumes no growth in outstanding credit card receivables. (5) Based on assumed 2.8% annual increase in outstanding debt, equal to the 2016 – 2017 credit card debt growth, and constant 3.90% net charge - off rate. (6) Assumes all charged - off debt is so ld to third parties at a purchase price equal to ~13% of face value (based on average of ECPG and PRAA 2017 purchase price). Implied Purchase Amount ($) (6) $3.2 $4.5 $0.9 $0.7 $9.3 $25.5 $73.8 $36.1 $6.8 $5.4 Market Today Re-Entry of Sidelined Sellers Credit Normalization Increase in Credit Card Debt Market Tomorrow (2) (3) (4) (5)

12 T ARGET B ORROWER & P URCHASING S TRATEGY JH Capital targets borrowers across large and small sellers in the top end of the defaulted borrower matrix that have a stronger prevalence to repay their defaulted debts Target Segment Willingness to Pay Ability to Pay Willingness to Pay 20% 40% 40% JH Capital Purchasing Strategy Big Seller P Forward Flow Small Seller P Spot Purchases P P Defaulted Borrower “Quality” Source: JH Capital provided materials. Unable to Pay

13 S TRONG T RACK R ECORD IN D EBT C OLLECTION Estimated Remaining Collections  Has purchased $6.7bn of face value since inception for less that 6 cents on the dollar on average  Average gross MOIC of 2.4x since inception (1)  Average net IRR of 48% since inception (1)  Buys from leading financial institutions, including multiple top - 10 U.S. banks  Collects via in - house and external collection agencies ($ in millions) Debt collection and recovery expected to account for ~66% of 2018E revenue Source: JH Capital provided materials. (1) E xcludes subprime historical portfolio purchases, which have been phased out of JH’s future purchasing strategy. $260 $339 $467 $725 $883 $988 2015A 2016A 2017E 2018E 2019E 2020E Overview

14 A GGREGATE C OLLECTION C URVE S INCE I NCEPTION Aggregate Collection Curve JH Capital’s differentiated approach to debt collection has produced strong results with a high velocity across products Months Since Purchase % Collected Source: JH Capital provided materials. Note: excludes subprime historical portfolio purchases, which have been phased out of JH’s future purchasing strategy. 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% 220% 240% 260% 0 8 16 24 32 40 48 56 64 72 80 88 96 104 112 120 1.8x MOIC at month 36 1.0x MOIC at month 13 2.2x at month 72; JH Capital models its curves over 72 months, however, the Company has historically generated collections in excess of the modeled curve

Compliance Infrastructure for Collections

JH Capital's comprehensive compliance infrastructure serves as a significant competitive advantage and barrier to entry

Regulatory Compliance Highlights

1. No outstanding legal issues with the regulators ✓
2. Subject to 100+ internal and external audits annually ✓
3. Debt buying and collection license in all 50 states; consumer lending license in states where applicable ✓
4. Never sells accounts to third party debt buyers ✓
5. Lower complaint rate relative to peers (complaint volume only ~11% of peers, while ERC ~14% of peers) ✓
6. Strong relationship with regulatory bodies: founding member of CFPB on Compliance Advisory Board ✓
7. Designated teams for debt substantiation, vendor management, licensing compliance, and internal auditing ✓
8. Already implemented procedures in compliance with CFPB rule proposals ✓

Compliance Organizational Structure

Compliance Advisory Board

- Composed of executive team and compliance managers who meet quarterly to review and resolve regulatory issues and provide perspectives on industry developments
- Promotes a culture where regulatory compliance is an integral part of the organizational DNA

Compliance Committee

- Diverse committee meeting bi-weekly that reviews complaint / audit results and evaluates new proposals for augmenting existing compliance infrastructure
- Serves as a liaison between the Compliance Team and the Board

Compliance Team

- Team of compliance professionals solely responsible for implementation, oversight, and adherence to JH Capital's Compliance Management System, policies and procedures
- Monitors and analyzes current industry publications, regulations and trends

Source: JH Capital provided materials.

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A DVOCACY AND L ENDING S ERVICES

17 I NTRODUCTION TO C ENTURY  Headquartered in North Huntingdon, PA (Pittsburgh suburb) with 14 year track - record of success  Collects success - based fees after successful settlement of debt  Currently servicing over 35,000 consumers  Efficient, scalable servicing platform with plenty of headroom for growth  Strong regulatory DNA – no notable investigations from any regulatory body  This business is building an off balance sheet asset called ERS that is analogous to ERC in the debt buying business Century Unit Economics Century is one of the nation’s largest companies providing debt settlement services to consumers, primarily focused on credit card debt Source: JH Capital provided materials. Debt Settlements $488 $264 $100 $24 $8 $884 Revenue $122 $66 $25 $6 $2 $221 ($ in millions) $100 $90 $221 $76 $37 $13 $5 Purchase Price Year 1 Year 2 Year 3 Year 4 Year 5 Total Gross Cash Collections Gross Cash Collections

18 I NTRODUCTION TO N EW C REDIT A MERICA  Headquartered in Portland, OR  Provides loans to consumers recovering from financial hardship helping to settle all of a consumer’s outstanding debts  Currently, largest customer origination channel is Century  NCA makes loans only to the best debt settlement clients, those with a demonstrated ability and willingness to pay back debt  Customers benefit by accelerating recovery of their credit profile (loans are reported to credit bureaus, payments to debt se ttl ement trust accounts are not)  Loans carry a weighted average term of 45 months and an average balance of ~$8,000  NCA has originated over $72 million of loans since inception with a net return after losses of 25% or more New Credit America is a leading provider of debt consolidation loans to distressed consumers Loan Book Quarterly Portfolio Net Yield ($ in millions) Source: JH Capital provided materials. 0% 5% 10% 15% 20% 25% 30% 35% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 $9 $24 $45 $76 $107 $136 2015A 2016A 2017E 2018E 2019E 2020E Widened underwriting criteria with senior lender after successful pilot of lending program

C ONSOLIDATED F INANCIAL O VERVIEW

20 R EVENUE R ECOGNITION I MPACT ON T IMING JH Capital Illustrative Cash Collection Economics Determination was made that a greater population of portfolios should be accounted for using cost recovery versus accretion basis ($ in millions) Accounting treatment changes timing of revenue recognition, but does not affect total revenue, total earnings, or cash collections GAAP Revenue - Accretion Method (Old) $56 $31 $21 $18 $14 $140 GAAP Revenue - Cost Recovery Method (New) $1 $55 $24 $31 $29 $140 GAAP Revenue Delta ($55) $24 $3 $13 $15 – Net Income - Accretion Method (Old) $17 $9 $8 $3 $1 $38 Net Income - Cost Recovery Method (New) ($22) $26 $10 $13 $12 $38 Net Income Delta ($39) $17 $2 $10 $11 – Gross Cash Collections (unchanged) $16 $101 $240 $84 $55 $24 $31 $29 Purchase Price Year 1 Year 2 Year 3 Year 4 Year 5 Total Gross Cash Collections Source: JH Capital provided materials. Note: illustrative example assumes cost to collect averages 32% of gross collections, other operating costs of 3% of gross co lle ctions, debt available to finance 35% of ERC at a 6% interest rate. $100 Equity Debt

21 R ECONCILIATION OF GAAP TO E CONOMIC E ARNINGS GAAP Net Income to Economic Earnings Management believes that economic earnings provide a comparable metric to publicly traded industry peers ($ in millions) 2017E 2018E 2019E 2020E Net Income (GAAP) ($51) ($21) $67 $96 Impact of Cost Recovery Accounting 29 57 (23) (27) Purchase Price Amortization – 9 12 12 Implementation of DDB on Other Intangible Amortization – – 14 15 Impact of Deferred Fee Accounting 1 2 1 1 Merger Expenses and Other One - Time Charges 11 – – – Economic Earnings ($10) $47 $72 $97 Source: JH Capital provided materials.

2018E Economic Earnings Bridge

High visibility into earnings growth due to historical purchases, forward flow contracts, and predictive nature of collection curves

2018 Economic Earnings Bridge

($ in millions)

~74% of 2018E Economic Earnings locked-in via previously purchased debt, debt subject to contractual forward flow purchases, and reduced interest from balance sheet optimization



($10)
$29
$11
$2
$3
$12
$47
2017E Economic Earnings
Assets Currently Owned (Debt, Settlements, and Loans)
Fixed-Price Forward Flow Purchases
Interest Savings from Balance Sheet Optimization
Spot Purchases
Growth in Other Businesses
2018E Economic Earnings

Source: JH Capital provided materials.
Note: figures might not fully add up due to rounding.

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23 S UMMARY H ISTORICAL AND P ROJECTED F INANCIAL H IGHLIGHTS Summary Financials Historical Projected ($ in millions) 2015A 2016A 2017E 2018E 2019E 2020E Revenue 49 80 135 211 400 482 Operating Expenses 60 84 115 165 222 255 EBITDA (GAAP) (11) (4) 20 46 178 227 % Margin na na 15% 22% 45% 47% Interest Expense (15) (26) (33) (39) (39) (43) Other Expenses (1) (23) (29) (37) (34) (47) (49) Tax – – (1) 7 (26) (38) Net Income (49) (59) (51) (21) 67 96 Adjustments 26 30 41 68 5 1 Economic Earnings (23) (29) (10) 47 72 97 Adjusted EBITDA (Collection Method) 46 66 83 225 358 423 % Margin (2) 43% 44% 42% 58% 62% 62% ERC 260 339 467 725 883 988 ERS 22 43 52 80 89 94 JH Capital expects to continue its trend of strong growth Source: JH Capital provided materials. (1) Primarily amortization of acquired customer debt settlement contracts. (2) Reflects adjusted EBITDA / collection method r eve nue.

24 P RO F ORMA B ALANCE S HEET Pro Forma Balance Sheet ($ in millions) 9/30/2017 Transaction Pro Forma Assets Cash and Equivalents 14 6 20 Collection Receivables 95 95 Loan and Settlement Receivables 57 57 Intangible Assets 29 TBD (1) 29 Other Assets 38 38 Total Assets 233 6 238 Liabilities and Equity Senior Debt 283 (112) 172 Subordinated Debt 49 (18) 31 Other Liabilities 55 55 Equity (153) 135 (18) Total Liabilities & Equity 233 6 239 JH Capital plans to use proceeds from Easterly’s Trust Account to optimize its balance sheet Source: JH Capital provided materials. Note: assumes no additional redemptions of Easterly common stock and subject to change depending on future redemption amounts , i f any. Totals may not add up due to rounding. (1) Excludes fair value writeup for purchase accounting. Over $100 million impact of cost recovery accounting plus $90 million dividends paid to founders since inception

25 P EER G ROUP O PERATIONAL B ENCHMARKING JH Capital’s growth and return profile are superior to that of public comparable companies Growth ’17E - ’19E Adjusted Revenue Growth ’18E - ’19E Economic Earnings Growth (1) ($ in millions) Source: JH Capital provided materials, CapitalIQ. Market data as of March 7, 2018. (1) Represents Economic Earnings for JH Capital and GAAP earnings for peers. 54% 37% 15% $164 $268 $377 $810 $854 $943 $1,167 $1,329 $1,457 2017E 2018E 2019E 2017E 2018E 2019E 2017E 2018E 2019E

26 P EER G ROUP V ALUATION B ENCHMARKING PRA Group represents a more closely comparable company than Encore Capital Price / Earnings P / 2018E Economic Earnings Economic Earnings (2018E) (1) $47 $80 $124 $10.17 Easterly stock equals a 64% discount to PRAA and a 19% discount to ECPG Source: Company filings, JH Capital provided materials, CapitalIQ. Market data as of March 7, 2018 (1) Represents Economic Earnings for JH Capital and GAAP earnings for peers. 7.9x 22.2x 9.7x

T RANSACTION O VERVIEW AND T IMING

28 P RO F ORMA O WNERSHIP S UMMARY AND S OURCES & U SES OF C ASH Source: JH Capital provided materials. Note: assumes no additional redemptions of Easterly common stock and subject to change depending on future redemption amounts, if a ny. Totals may not add up due to rounding. Anticipated Pro Forma Ownership at Closing Additional Easterly Founder Share Vesting Schedule W arrants Outstanding (All amounts in millions, except per share amounts) # of Shares % of Shares Current JH Capital Shareholders 18.7 51.7% Easterly Public Shareholders 15.0 41.4 Easterly Sponsor 2.5 6.9 Total 36.2 100.0% Share Price Vested Amount $12.00 1.0 $13.00 1.0 $14.00 0.5 Amount Strike Price Expiration Notes Public 10.00 $11.50 5 Years Redeemable when share price reaches $18.00 Easterly Sponsor 6.75 $11.50 5 Years Non - redeemable Proposed Sources & Uses of Cash Valuation and Share Price at Close Sources of Cash Uses of Cash Easterly Cash in Trust $150 Cash to Balance Sheet $6 Repayment of Debt 129 Transaction Fees & Expenses 15 Total Sources of Cash $150 Total Uses of Cash $150 Valuation Market Capitalization $368 ( / ) Total Shares Outstanding 36.2 Price per Share at Trust Value $10.17 7.9x 2018E Economic Earnings Multiple (64% discount to PRA and 19% discount to Encore)

29  Timeline I LLUSTRATIVE T RANSACTION T IMELINE February 14 Initial Proxy Filed with SEC Mid March Receive SEC Comments on Initial Proxy; File Amended Proxy Statement Early April Set Record Date / Shareholder Vote Date Mid / Late April Conduct Deal Roadshow; Hold Special Meeting of Easterly Shareholders; Close Deal Timeline

A PPENDIX

Experienced Executive Management Team

JH Capital Group management has extensive experience working with distressed consumers in all capacities



Douglas Jacobsen
Chief Executive Officer, JH Capital Group

- Co-founder of JH Capital Group
- Seasoned entrepreneur with over 30 years of company building experience



Glenn Corey
Chief Financial Officer, JH Capital Group

- CFO of JH Capital Group since 2013
- Has served as CFO of multiple firms, executing over $1.5bn in M&A and capital transactions



Anthony Riggio
President, JH Capital Group

- Joined JH Capital in 2009
- Previously SVP of Business Development and Acquisitions at Encore Capital Group



Chris Raymond
Chief Risk Officer, JH Capital Group

- Has run strategy & analytics at JHC since 2010
- Previously served as SVP of Recovery Strategies at Bank of America



Dan Frazier
Chief Executive Officer, Century

- CEO of Century since July 2017
- 20+ years of executive experience at financial services and financial technology companies



Todd Rice
President, New Credit America

- President of New Credit America since 2014
- Seasoned entrepreneur with over 30 years of company building experience



Rick Saffer
Chief Executive Officer, Credit Control

- Founder of Credit Control
- Over 20 years of experience running financial services companies



Rusty Saylor
Chief Executive Officer, CMAX

- CEO of CMAX since 2016
- Formerly Head of Education Finance Group in Citi's Global Securitized Markets team

31

32 N ATIONWIDE F OOTPRINT JH Capital employs 751 total people across seven locations; there are 522 call center employees with capacity to double Lending Debt Settlement Portland, OR Corporate HQ Woodland Hills, CA Debt Settlement Irvine, CA Debt Collection Tampa, FL Debt Settlement Pittsburgh, PA Debt Collection Las Vegas, NV Debt Purchasing Debt Collection St. Louis, MO Note: call centers located at every location except corporate headquarters.

JH Capital vs. Peers at a Glance

A unique, best-in-breed specialty finance platform with superior returns and growth potential

	JH Capital Group	Debt Buying Competitors
Geographic Footprint	■ U.S. only, focused on core competencies	■ U.S. with focus on expansion in Europe, Latin America, and Asia ■ Recent portfolio write-downs from international ops
Targeted Consumer	■ Top 20% of distressed consumers ■ Demonstrated ability and willingness to pay	■ All distressed consumers
Purchasing Strategy	■ Diversified purchasing strategy across asset class, file size, seller size, and number of sellers ■ Proprietary credit scoring / predictive analytics model	■ Large sellers / files ■ Primarily focus on credit card receivables ■ Limited analytics around consumer attributes
Collection Strategy	■ Short ERC curves (5 – 6 years) ■ Match consumer files with best-positioned agencies ■ Limited reliance on a legal channel	■ Long ERC curves (up to 12 years) ■ Limited use of opportunistically routing to agencies ■ 50%+ through legal channel
Regulatory Infrastructure	■ Robust and nimble compliance infrastructure ■ No legacy CFPB / regulatory actions	■ Cumbersome multinational infrastructure ■ Numerous CFPB / regulatory actions
Superior Returns on Invested Capital	**48% Net IRR(1)**	**13% Net IRR(2)**

Source: JH Capital provided materials, company filings.
(1) Since inception; excludes subprime historical portfolio purchases, which have been phased out of JH's future purchasing strategy. (2) Represents ECPG, assuming 40% cost to collect based on historical average.

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34 C OLLECTION S TRATEGY M AXIMIZES P ROFITABILITY FROM E ACH A CCOUNT JH Capital’s tailored collection strategy is highly flexible and does not rely on traditional “one size fits all” approach Consumer / Agency Matching  Uses proprietary model to opportunistically match each consumer with optimal collection agency  Agencies’ strengths with certain demographics / asset classes are leveraged to maximize collections and customer satisfaction Limited Legal Channel  Utilized litigation for less than 5% of customers in 2017  Focused on customers with stronger willingness to repay and generally avoids costly litigation from suing Collection Agency Support  Provides financial and strategic support to best agency partners through commercial lending business  Mutually beneficial relationship that ensures continued strength of best partners while contributing to bottom line Conservative Collection Curves  Conservatively uses 5 – 6 year collection curves to model out ERC as opposed to the 12 year curves used by competitors  Has historically collected within 2% of initially forecasted collection curve Collection Strategy Source: JH Capital provided materials.

35 ROI M ULTIPLES A CROSS THE I NDUSTRY O VER T IME ROI Multiple Comparison Recent JH Capital vintages are expected to outperform those of peers Source: JH Capital provided materials, Company Filings. Note: for JH Capital excludes subprime historical portfolio purchases, which have been phased out of JH’s future purchasing s tra tegy. 2.6x 2.9x 4.2x 2.0x 2.4x 1.9x 2.6x 2.4x 2.1x 3.7x 3.6x 3.5x 2.7x 2.5x 2.4x 2.1x 2.2x 1.9x 3.5x 3.3x 3.1x 2.4x 2.8x 2.1x 1.8x 1.9x 2.0x 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A

36 A CTUAL - TO - F ORECAST P ERFORMANCE BY V INTAGE Y EAR Actual - to - Forecast Collections By Vintage, Excluding Subprime Historical Portfolios Life to date actual collections are at 98.71% of forecast collections 99.90% 100.01% 100.57% 97.65% 100.42% 89.31% 99.51% 100.02% 99.36% 98.71% 82.00% 84.00% 86.00% 88.00% 90.00% 92.00% 94.00% 96.00% 98.00% 100.00% 102.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total 2014 included a high ratio of R&D purchases Source: JH Capital provided materials. Note: excludes subprime historical portfolio purchases, which have been phased out of JH’s future purchasing strategy.

INTANGIBLE ASSET AMORTIZATION UPDATE

Easterly, rather than JH Capital, is expected to be the accounting acquirer, resulting in amortization from the fair value step-up of JH Capital assets

Estimated Incremental Amortization

($ in millions)



$9
$12
$12
$63
2018E
2019E
2020E
2021E+

Source: JH Capital provided materials.
Note: assumes no additional redemptions of Easterly common stock and subject to change depending on future redemption amounts, if any. Totals may not add up due to rounding.

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STRENGTH ACROSS MACROECONOMIC CONDITIONS

- Strong track record of success in a traditionally difficult environment for the debt buying industry
- Well positioned to see even further growth in a recession where lower pricing outweighs any drop in liquidation rates and results in high ROI & IRR for the Company
- Proprietary purchasing strategy combined with unique in-house end-to-end solutions provide a highly scalable platform that can be easily levered to 3x its current capacity as the debt market continues to expand

	Growth Economy Conditions	***Recessionary Environment***
1	High Purchase Pricing	Low Purchase Pricing (up to 50%)
2	Low Supply	High Supply
3	High Demand	Low Demand
4	Low Unemployment	High Unemployment
5	Strong Liquidation Rates	10-20% Drop in Liquidation Rates
6	Competitive Environment and Moderate Margins	Capital Constraints Reduce Competition
7	Moderate ROI & IRR	High ROI & IRR

JH Capital is well positioned to succeed in both a growth economy and an economic recession

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39 C ENTURY HAS E XPERIENCED S TRONG G ROWTH Historical and Projected Revenue Estimated Remaining Settlements Century is one of the nation’s largest companies providing debt settlement services to consumers, primarily focused on credit card debt ($ in millions) ($ in millions) $7 $23 $46 $55 $67 $75 2015A 2016A 2017E 2018E 2019E 2020E $22 $43 $52 $80 $89 $94 2015A 2016A 2017E 2018E 2019E 2020E Source: JH Capital provided materials.

40 B ENEFIT TO C ONSUMERS OF AN NCA L OAN FICO Recovery  NCA rehabilitates the credit of low FICO borrowers: – Improvement is most dramatic within the first few months, with client FICO scores improving by 35 points on average after 3 months – Average client FICO has improved from 564 at the time of loan origination to 625 after 18 months, a 61 point improvement  Loan payments reported to credit bureaus, positive step to rebuilding credit profile  Debts reported as “settled in full” at the credit bureaus  Large settlement discounts from one - time, lump - sum settlement  Immediate relief from potential legal actions for outstanding debts  Affordability, with loan payments approximately the same as debt settlement program payments Because customer payments are reported to credit bureaus, customer FICO scores generally increase rapidly after inception of an NCA loan Months Since Loan Origination 550 575 600 625 0 5 10 15 20 Source: JH Capital provided materials.

41 P URCHASE H ISTORY BY V INTAGE ($ in millions) Core Portfolios Vintage Purchase Inception Gross Net Gross Net Year Price ERC ROI ROI IRR IRR 2017 $129 $270 2.1x 1.5x 56% 24% 2016 24 57 2.4x 1.6x 58% 21% 2015 8 22 2.6x 1.8x 101% 39% 2014 23 46 1.9x 1.4x 44% 17% 2013 30 73 2.4x 1.6x 68% 25% 2012 14 27 2.0x 1.6x 157% 93% 2011 22 91 4.2x 3.7x 885% 672% 2010 14 42 2.9x 2.5x 485% 317% 2009 6 15 2.6x 2.1x 602% 264% Total $269 $643 2.4x 1.8x 95% 48% All Portfolios Vintage Purchase Inception Gross Net Gross Net Year Price ERC ROI ROI IRR IRR 2017 $149 $315 2.1x 1.5x 55% 22% 2016 89 176 2.0x 1.2x 41% 9% 2015 67 115 1.7x 1.1x 41% 3% 2014 42 81 1.9x 1.2x 55% 12% 2013 30 73 2.4x 1.6x 68% 25% 2012 14 27 2.0x 1.6x 157% 93% 2011 22 91 4.2x 3.7x 885% 672% 2010 14 42 2.9x 2.5x 485% 317% 2009 6 15 2.6x 2.1x 602% 264% Total $431 $934 2.2x 1.5x 72% 27% Subprime Portfolios (Discontinued Purchasing) Vintage Purchase Inception Gross Net Gross Net Year Price ERC ROI ROI IRR IRR 2017 $20 $44 2.2x 1.3x 48% 12% 2016 65 119 1.8x 1.1x 35% 4% 2015 58 93 1.6x 1.0x 33% -2% 2014 19 35 1.9x 1.1x 76% 5% 2013 0 0 0.0x 0.0x 0% 0% 2012 0 0 0.0x 0.0x 0% 0% 2011 0 0 0.0x 0.0x 0% 0% 2010 0 0 0.0x 0.0x 0% 0% 2009 0 0 0.0x 0.0x 0% 0% Total $162 $291 1.8x 1.1x 40% 3%

42 B RIDGE TO 2017E E CONOMIC E ARNINGS Management expects to achieve $7 million economic earnings for Q4 2017 2017 Economic Earnings Bridge ($40) ($13) ($6) ($10) $20 $6 $7 ($4) 9/30/17 GAAP Net Income Impact of Cost Recovery Accounting Non-Recurring Merger Costs 9/30/17 Economic Earnings Q4 2017 Estimated Economic Earnings 2017E Pro Forma Economic Earnings Impact of Fires and Hurricanes 2017E Reported Economic Earnings ($ in millions)

43 U PDATE F ROM D ECEMBER F ILING 2018 Business Update ▪ Closing delays have deferred balance sheet optimization ▪ Cost recovery accounting does not allow for pooling of portfolios, which has caused us to impair individual portfolios – Creates short - term earnings drop, but more robust earnings later ▪ Company opted to take ERC impairment on certain non - core portfolios that were originated from subprime accounts – Took impairments in conjunction with public company readiness to increase confidence in projections – Company no longer purchases subprime - originated portfolios JH Capital has entered 2018 with its core business performing very well 2018E Economic Earnings Bridge $47 $56 $5 $4 2018E Economic Earnings Interest Due to Delayed Closing Impairment of Subprime Portfolios 2018E Economic Earnings from December Filing ($ in millions)

44 C OST R ECOVERY A DJUSTMENT R ECONCILIATION This slide derives the $20 million YTD 2017 cost recovery adjustment using information from the proxy. For 2018, the Company expects a revenue recognition rate of 36% for GAAP revenue and 57% for all accretion revenue YTD September 30, 2017 GAAP All Accretion Location in Proxy Cash Collections $72.5 $72.5 Pages F - 68 and F - 69 x Revenue Recognition Rate 36.0% 63.1% GAAP: Page 213 = Revenue $26.1 $45.8 Difference (Cost Recovery Adjustment) $19.7 ($ in millions)

45 $89 $149 $235 $247 $259 $67 $79 $137 $155 $185 $156 $228 $372 $402 $444 2016A 2017E 2018E 2019E 2020E Purchases Originations F INANCIAL H IGHLIGHTS Strong Investment Across Platforms… …Driving Balance Sheet Growth… …and Robust Top Line Performance… …with Attractive Returns for Investors Strong investment across platforms is driving balance sheet growth and robust top line performance with attractive returns for investors Revenue ($ in millions) Net Receivables ($ in millions) Net Income ($ in millions) (1) (1) Estimated Remaining Collections $339 $467 $725 $883 $988 Estimated Remaining Settlements $43 $52 $80 $89 $94 $51 $141 $198 $265 $327 $52 $61 $109 $156 $195 $37 $42 $17 $20 $22 $140 $244 $324 $441 $544 2016A 2017E 2018E 2019E 2020E Collection Receivables Loan Receivables Settlement Receivables $80 $135 $211 $400 $482 $150 $198 $390 $581 $678 2016A 2017E 2018E 2019E 2020E GAAP Revenue Collection Method ($59) ($51) ($21) $67 $96 ($29) ($10) $47 $72 $97 2016A 2017E 2018E 2019E 2020E GAAP Earnings Economic Earnings Source: JH Capital provided materials. (1) Includes both consumer and commercial loans. (2) Reflects GAAP revenue CAGR. ($ in millions)

46 P ROJECTED F INANCIAL H IGHLIGHTS - Q UARTERLY Quarterly Income Statement ($ in millions) Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 ’19 Q3 ’19 Q4 ‘19 Revenue 42 46 55 67 80 101 108 110 Operating Expenses 37 38 45 45 52 55 57 58 EBITDA (GAAP) 5 8 10 22 28 47 51 53 % Margin 12% 17% 18% 33% 35% 46% 47% 48% Interest Expense (10) (10) (10) (9) (9) (9) (10) (10) Other Expenses (1) (6) (9) (10) (10) (12) (12) (12) (12) Tax 3 3 1 (1) (3) (7) (8) (8) Net Income (8) (8) (8) 2 4 19 21 23 Adjustments 12 19 21 16 10 (2) (3) (1) Economic Earnings 5 11 13 17 15 17 18 22 Adjusted EBITDA (Collection Method) 30 54 67 74 78 90 94 97 % Margin (2) 48% 58% 60% 61% 60% 62% 62% 63% ERC 556 628 675 725 778 823 848 883 ERS 55 62 71 80 84 86 88 89 Source: JH Capital provided materials. (1) Primarily amortization of acquired customer debt settlement contracts. (2) Reflects adjusted EBITDA / collection method r eve nue.